UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2012

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1614 15th Street, Suite 300 Denver, Colorado 80202	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 457-6060

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2012, American Midstream Chatom Unit 1, LLC and American Midstream Chatom Unit 2, LLC (collectively, the “Buyer”), subsidiaries of American Midstream Partners, LP (the “Partnership”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) between Quantum Resources A1, LP, QAB Carried WI, LP, QAC Carried WI, LP and Black Diamond Resources, LLP (collectively, the “Seller”) and Quantum Resources Management, LLC, pursuant to which, upon the terms and subject to the conditions set forth in the Purchase Agreement, the Seller has agreed to sell all of its undivided interest in the Chatom Gas Plant and related assets located in Washington County, Alabama (the “Chatom Plant Interest”) and the Buyer has agreed to buy the Chatom Plant Interest for a purchase price of $55.0 million in cash, subject to certain adjustments as provided for in the Purchase Agreement. The Partnership intends to draw down on its revolving credit facility to fund the purchase price. The purchase and sale of the Chatom Plant Interest is expected to close on or about June 21, 2012 with an economic effective date of January 1, 2012.

The Purchase Agreement contains customary representations, warranties, covenants and indemnities and is subject to customary closing conditions. The Purchase Agreement may be terminated for specified reasons, including by either the Partnership or the Seller if the Transaction does not close on or before July 31, 2012.

Item 7.01 Regulation FD Disclosure.

On June 1, 2012, the Partnership issued a press release announcing the signing of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. See “Index to Exhibits” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

By: American Midstream GP, LLC, its General Partner

Date: June 1, 2012	By:	/s/ William B. Mathews
	Name:	William B. Mathews
	Title:	Secretary, General Counsel and Vice President of Legal Affairs

Exhibit Index

Exhibit Number	Description
99.1	American Midstream Partners, LP press release dated June 1, 2012.